Exhibit 31.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Daniel de Boer, certify that:
1.I have reviewed this Annual Report on Form 10-K/A of Greenbacker Renewable Energy Company LLC;
2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.
Date: April 30, 2026

Greenbacker Renewable Energy Company LLC
/s/ Daniel de Boer
Daniel de Boer Chief Executive Officer principal executive officer